Exhibit 10.4

授权委托书

POWER OF ATTORNEY

本人，[ ]，中国公民，身份证号码为[ ]，在本授权委托书签署之日拥有安徽奥凯发油脂科技股份有限公司（“内资公司”）[ ]%的股权。就本人在内资公司现时和将来持有的股权（“本人股权”），本人特此不可撤销地授权安徽中瑞源生物科技有限公司（“WFOE”）在本授权委托书的有效期内行使如下权利：

I, [ ], a Chinese citizen with Chinese Identification Card No.: [ ], and a holder of [ ]% of the entire registered capital in Anhui Aokai Fa Grease Technology Co., Ltd. (the “Domestic Company”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize Anhui Zhongruiyuan Biotechnology Co., Ltd. (“WFOE”) to exercise the following rights relating to all equity interests held by me now and in the future in the Domestic Company (“My Shareholding”) during the term of this Power of Attorney:

授权WFOE作为本人唯一的排他的代理人就有关本人股权的事宜全权代表本人行使包括但不限于如下的权利：（1）参加内资公司的股东会；（2）行使按照法律和内资公司章程规定本人所享有的全部股东权和股东表决权，包括但不限于出售或转让或质押或处置本人股权的全部或任何一部分；以及（3）作为本人的授权代表指定和任命内资公司的法定代表人、董事、监事、总经理以及其他高级管理人员等。

The WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: (1) attending shareholders’ meetings of the Domestic Company; (2) exercising all the shareholder’s rights and shareholder’s voting rights I am entitled to under the laws of China and the Domestic Company’s Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and (3) designate and appoint on behalf of myself the legal representative, the directors, supervisors, the chief executive officer and other senior management members of the Domestic Company.

WFOE将有权代表本人签署本人与WFOE、内资公司于2019年5月25日签署的独家购买权协议以及本人与WFOE、内资公司于2019年5月25日签署的股权质押协议（包括上述文件的修改、修订或重述，合称“交易文件”）中约定的需由本人签署的所有文件，如期履行交易文件，该权利的行使将不对本授权形成任何限制。

Without limiting the generality of the powers granted hereunder, WFOE shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among me, the WFOE and the Domestic Company on May 25, 2019 and the Equity Pledge Agreement entered into by and among me, the WFOE and Domestic Company on May 25, 2019 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

1
秘密文件 Strictly Confidential

WFOE就本人股权的一切行为均视为本人的行为，签署的一切文件均视为本人签署，本人会予以承认。

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the WFOE.

WFOE有转委托权，可以就上述事项的办理自行再委托其他人或单位而不必事先通知本人或获得本人的同意。如果中国法律有要求，WFOE应指派中国公民行使上述权利。

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by PRC laws, the WFOE shall designate a PRC citizen to exercise the aforementioned rights.

在本人为内资公司的股东期间，本授权委托书自签署之日起不可撤销并持续有效。

During the period that I am a shareholder of the Domestic Company, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

本授权委托书期间，本人特此放弃已经通过本授权委托书授权给WFOE的与本人股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.

本授权委托书以中文和英文书就，中英文版本有同等效力。

This Power of Attorney is written in Chinese and English. The Chinese version and English version shall have equal legal validity.

本授权委托在2019年5月25日签署。

This Power of Attorney is signed on May 25, 2019.

2
秘密文件 Strictly Confidential

[ ]
[ ]

签署：
By:

接受：
Accepted by

安徽中瑞源生物科技有限公司
Anhui Zhongruiyuan Biotechnology Co., Ltd.
签字：
By:
姓名：	王娉婷
Name:	Pingting Wang
职位：	法定代表人
Title:	Legal Representative

承认：
Acknowledged by：

安徽奥凯发油脂科技股份有限公司
Anhui Aokai Fa Grease Technology Co., Ltd.

签字：
By:
姓名：	常曙光
Name:	Shuguang Chang
职位：	法定代表人
Title:	Legal Representative

3
秘密文件 Strictly Confidential

Schedule of Material Differences

One or more person signed a power of attorney under this form. Pursuant to Instruction ii to Item 601 of Regulation S-K, the Registrant may only file this form as an exhibit with a schedule setting forth the material details in which the executed agreements differ from this form:

No.	Name of the Undersigned	The Undersigned’s Ownership % of the VIE	ID Card No. of the Undersigned
1	Tingyin Zhang	7.74%	[*	]
2	Pingting Wang	41.77%	[*	]
3	Shuguang Chang	1.45%	[*	]
4	Debao Ke	1.13%	[*	]
5	Zhenhua Zhu	1.01%	[*	]
6	Chunzhi Zhang	0.36%	[*	]
7	Pingai Wei	0.57%	[*	]
8	Ping Zhao	0.30%	[*	]
9	Wenlian Wu	0.18%	[*	]
10	Chuanhong Fu	0.63%	[*	]
11	Jingchang Zhu	0.56%	[*	]
12	Yanhong Wu	0.81%	[*	]
13	Xinhua Qi	0.37%	[*	]
14	Jier Liu	0.38%	[*	]
15	Benchu Xia	0.28%	[*	]
16	Quan Li	0.36%	[*	]
17	Zhongrong Gu	0.35%	[*	]
18	Quansheng Shao	0.19%	[*	]
19	Jun Li	0.35%	[*	]
20	Jinian Yu	0.31%	[*	]
21	Hao Zhang	0.48%	[*	]
22	Lingjian Meng	0.12%	[*	]
23	Xiang Fei	0.23%	[*	]
24	Shidong Zhao	0.53%	[*	]
25	Changsheng Xiang	0.31%	[*	]
26	Chunlu Zhou	0.26%	[*	]
27	Yiqin Xu	0.21%	[*	]
28	Desheng Xu	0.33%	[*	]
29	Junhua Yang	0.23%	[*	]
30	Huiling Wu	0.60%	[*	]
31	Zhiling Wu	0.81%	[*	]
32	Zhaowen Hua	0.21%	[*	]
33	Changjun Wu	0.30%	[*	]
34	Tingdong Xu	0.48%	[*	]
35	Shuying Sun	1.22%	[*	]
36	Hongjuan Zhao	0.54%	[*	]

4
秘密文件 Strictly Confidential

No.	Name of the Undersigned	The Undersigned’s Ownership % of the VIE	ID Card No. of the Undersigned
37	Chuanwei Ge	0.20%	[*	]
38	Duo Qin	1.20%	[*	]
39	Xiuping Su	0.77%	[*	]
40	Zuowen Wang	0.18%	[*	]
41	Bao Liu	0.16%	[*	]
42	Changsheng Chen	0.44%	[*	]
43	Jinzhu Li	0.19%	[*	]
44	Dengzhou Yao	1.34%	[*	]
45	Zhongping Zhang	1.38%	[*	]
46	Zhensheng Chang	1.47%	[*	]
47	Pengfei Wang	1.70%	[*	]
48	Jingjing Cheng	1.15%	[*	]
49	Jinshou Ni	1.66%	[*	]
50	Mingjun Lv	1.70%	[*	]
51	Shengyong Wang	1.12%	[*	]
52	Tingting Zhang	0.15%	[*	]
53	Huanhuan Huang	0.46%	[*	]
54	Jiaran Gu	0.74%	[*	]
55	Hexiang Wu	0.18%	[*	]
56	Shutian Chen	0.32%	[*	]
57	Guangxin Li	0.28%	[*	]
58	Jun Fan	0.13%	[*	]
59	Lanfen Qian	0.11%	[*	]
60	Dehu Xiong	0.11%	[*	]
61	Dongdong Xu	0.10%	[*	]
62	Qin Yuan	0.14%	[*	]
63	Chunsheng Ni	0.09%	[*	]
64	Xiankui Chen	0.04%	[*	]
65	Changguo Wang	0.04%	[*	]
66	Sainan Fang	0.04%	[*	]
67	Linghua Kong	0.06%	[*	]
68	Xiangyu Zhang	0.07%	[*	]
69	Lihong Huang	0.12%	[*	]
70	Guan Le	0.06%	[*	]
71	Qi Wang	0.06%	[*	]
72	Renhui Guo	0.14%	[*	]
73	Wei Liang	5.00%	[*	]
74	Ming Yu	0.17%	[*	]
75	Yiping Zeng	0.06%	[*	]
76	Yin Wang	0.04%	[*	]
77	Yongping Wang	0.18%	[*	]
78	Xiuzhi Xiao	0.05%	[*	]
79	Jingping Xiao	0.21%	[*	]
80	Junzhe Tian	0.31%	[*	]
81	Chen Qian	0.09%	[*	]
82	Longkuang Yu	0.09%	[*	]
83	Shuen Wang	0.05%	[*	]
84	Gongrong Wei	0.11%	[*	]
85	Jufen Qian	0.09%	[*	]
86	Changfei Zhu	0.06%	[*	]
87	Bing Xu	0.06%	[*	]
88	Honglan Jin	0.09%	[*	]

5
秘密文件 Strictly Confidential

No.	Name of the Undersigned	The Undersigned’s Ownership % of the VIE	ID Card No. of the Undersigned
89	Fei Pei	0.11%	[*	]
90	Guang Hu	0.09%	[*	]
91	Bin Xiao	0.14%	[*	]
92	Ling Cheng	0.09%	[*	]
93	Yue Cheng	0.09%	[*	]
94	Jianxiong Xie	0.11%	[*	]
95	Changgao Wang	0.20%	[*	]
96	Min Hu	0.28%	[*	]
97	Qiong Pan	0.18%	[*	]
98	Donghua Wu	0.06%	[*	]
99	Min Tian	0.09%	[*	]
100	Jie Tian	0.11%	[*	]
101	Mingdong Li	0.08%	[*	]
102	Fangguo Liu	0.10%	[*	]
103	Na Wei	0.29%	[*	]
104	Yuxia Ba	0.05%	[*	]
105	Honghuan Wang	0.05%	[*	]
106	Yuqiong Fang	0.03%	[*	]
107	Yihong Wu	0.03%	[*	]
108	Heqian Shang	0.21%	[*	]
109	Jie Zhao	0.17%	[*	]
110	Yaping Shi	0.15%	[*	]
111	Fengxia Wu	0.08%	[*	]
112	Xiaodie Zhang	0.83%	[*	]
113	Xinmin Tao	0.47%	[*	]
114	Xunying Shen	0.12%	[*	]
115	Jing Tang	0.14%	[*	]
116	Yumin Zha	0.09%	[*	]
117	Yuanzhang Li	0.05%	[*	]
118	Min Qu	0.25%	[*	]
119	Daoxin Ye	0.19%	[*	]
120	Guitian Yue	0.05%	[*	]
121	Yuxia Li	0.07%	[*	]
122	Xiuying Wang	0.05%	[*	]
123	Changcui Wang	0.05%	[*	]
124	Chunxiang Zhao	0.08%	[*	]
125	Xiulong Xie	0.14%	[*	]
126	Liling Jiang	0.06%	[*	]
127	Bangjin Wu	0.07%	[*	]
128	Hong Xu	0.05%	[*	]
129	Yu Huo	0.85%	[*	]
130	Ailing Ren	0.15%	[*	]
131	Fei Yao	0.97%	[*	]
132	Tongfa Chen	0.05%	[*	]
133	Bin Sun	0.11%	[*	]
134	Mei Tong	0.11%	[*	]
135	Xiaoran Lv	0.96%	[*	]
136	Qiujiao Yang	0.06%	[*	]
137	Mei Li	0.24%	[*	]
138	Hui Li	0.09%	[*	]
139	Lingfang Wu	0.22%	[*	]
140	Min Xu	0.13%	[*	]
141	Changsheng Zheng	0.09%	[*	]
142	Jiangfei Chang	1.01%	[*	]
143	Lei Du	1.14%	[*	]
144	Yonghong Wang	0.92%	[*	]
145	Yi Ding	0.74%	[*	]
146	Xiaofen Fan	0.37%	[*	]
147	Wei Mao	0.59%	[*	]

6
秘密文件 Strictly Confidential